SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No.      )


Filed by the registrant [X]
Filed by a party other than the registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement    [ ]   Confidential, for use of the Commission
                                         Only (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                              Quitman Bancorp, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
   [X]  No fee required
   [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:
--------------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
--------------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (set forth the amount on which the filing fee is calculated and state how it was determined):
--------------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
--------------------------------------------------------------------------------
     (5) Total fee paid:
--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.
     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount previously paid:
--------------------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:
--------------------------------------------------------------------------------
     (3) Filing Party:
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     (4) Date Filed:
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


                          [HOLDING COMPANY LETTERHEAD]









December 10, 1999

Dear Fellow Stockholder:

     On behalf of the Board of Directors and management of Quitman Bancorp, Inc., I cordially invite you to attend the annual meeting of stockholders to be held at 602 East Screven Street, Quitman, Georgia, on Tuesday, January 18, 2000 at 4:30 p.m. The attached Notice of Annual Meeting of Stockholders and proxy statement describe the formal business to be transacted at the meeting. During the meeting, I will also report on the operations of the company. Directors and officers of the company will be present to respond to your questions.

     The matters to be considered by stockholders at the meeting are described in the accompanying material. For the reasons set forth in the proxy statement, the Board of Directors unanimously recommends a vote "FOR" each matter to be considered.

     WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT IN THE ACCOMPANYING POSTAGE-PAID RETURN ENVELOPE AS PROMPTLY AS POSSIBLE. This will not prevent you from voting in person at the meeting, but will assure that your vote is counted if you are unable to attend. YOUR VOTE IS VERY IMPORTANT.

                                           Sincerely,



                                           /s/ Melvin E. Plair
                                           -------------------------------------
                                           Melvin E. Plair
                                           President and Chief Executive Officer

--------------------------------------------------------------------------------
                              QUITMAN BANCORP, INC.
                             602 EAST SCREVEN STREET
                             QUITMAN, GEORGIA 31643
--------------------------------------------------------------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON JANUARY 18, 2000
--------------------------------------------------------------------------------

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Meeting") of Quitman Bancorp, Inc. (the "Company"), will be held at the office of Quitman Federal Savings Bank, 602 East Screven Street, Quitman, Georgia, at 4:30 p.m., local time, on Tuesday, January 18, 2000.

         The Meeting is for the purpose of considering and acting upon the following matters:

         1.       The election of two directors of the Company;

         2. The ratification of Stewart, Fowler & Stalvey, P.C. as independent auditors of Quitman Bancorp, Inc. for the fiscal year ending September 30, 2000; and

         3. The transaction of such other matters as may properly come before the Meeting or any adjournments thereof. The Board of Directors is not aware of any other business to come before the Meeting.

         Any action may be taken on the foregoing proposals at the Meeting on the date specified above or on any date or dates to which, by original or later adjournment, the Meeting is held. Stockholders of record at the close of business on November 30, 1999, are the stockholders entitled to vote at the Meeting and any adjournments thereof.

         EACH STOCKHOLDER, WHETHER OR NOT HE OR SHE PLANS TO ATTEND THE MEETING, IS REQUESTED TO SIGN, DATE, AND RETURN THE ENCLOSED PROXY CARD WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. ANY PROXY GIVEN BY THE STOCKHOLDER MAY BE REVOKED BY FILING WITH THE SECRETARY OF THE COMPANY A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE. ANY STOCKHOLDER PRESENT AT THE MEETING MAY REVOKE HIS OR HER PROXY AND VOTE IN PERSON ON EACH MATTER BROUGHT BEFORE THE MEETING. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER TO VOTE IN PERSON AT THE MEETING.


                                              BY ORDER OF THE BOARD OF DIRECTORS



                                              /s/ W.B. Holwell
                                              ----------------------------------
                                              W.B. Holwell
                                              Secretary

Quitman, Georgia
December 10, 1999

--------------------------------------------------------------------------------
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO INSURE A QUORUM AT THE MEETING. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 PROXY STATEMENT
                                       OF
                              QUITMAN BANCORP, INC.

--------------------------------------------------------------------------------
                         ANNUAL MEETING OF STOCKHOLDERS
                                January 18, 2000
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                     GENERAL
--------------------------------------------------------------------------------

         This Proxy Statement is furnished in connection with the solicitation of proxies by the board of directors (the "Board of Directors" or the "Board") of Quitman Bancorp, Inc. (the "Company"), the holding company of Quitman Federal Savings Bank (the "Bank"), to be used at the Annual Meeting of Stockholders of the Company (the "Meeting") which will be held at the Bank, 602 East Screven Street, Quitman, Georgia on Tuesday, January 18, 2000, at 4:30 p.m., local time. The accompanying Notice of Meeting and this proxy statement are being first mailed to stockholders on or about December 10, 1999.

         At the Meeting, stockholders will consider and vote upon (i) the election of two directors and (ii) the ratification of Stewart, Fowler & Stalvey, P.C. as independent auditors of the Company for the fiscal year ending September 30, 2000. The Board of Directors of the Company knows of no additional matters that will be presented for consideration at the Meeting.

--------------------------------------------------------------------------------
                       VOTING AND REVOCABILITY OF PROXIES
--------------------------------------------------------------------------------

         Stockholders who execute proxies may revoke them at any time prior to the Meeting. Unless revoked, the shares represented by proxies will be voted at the Meeting and all adjournments thereof. Proxies may be revoked by written notice to the Secretary of the Company or by the filing of a later dated proxy prior to a vote being taken on a particular proposal at the Meeting. A proxy will not be voted if a stockholder attends the Meeting and votes in person. Proxies solicited by the Board of Directors of the Company will be voted in accordance with the directions given therein. Where no instructions are indicated, proxies will be voted for the nominees for directors set forth below and "For" the other listed proposal. The proxy confers discretionary authority on the persons named therein to vote with respect to the election of any person as a director where the nominee is unable to serve, or for good cause will not serve, and matters incident to the conduct of the Meeting.

--------------------------------------------------------------------------------
                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
--------------------------------------------------------------------------------

Voting Securities

         Stockholders of record as of the close of business on November 30, 1999 (the "Record Date") are entitled to one vote for each share of common stock of the Company ("Common Stock") then held. As of the Record Date, the Company had 533,960 shares of Common Stock issued and outstanding.

         The articles of incorporation of the Company (the "Articles of Incorporation") provide that in no event shall any record owner of any outstanding Common Stock which is beneficially owned, directly or indirectly, by a person who beneficially owns in excess of 10% of the then outstanding shares of Common Stock (the "Limit") be entitled or permitted to any vote with respect to the shares held in excess of the Limit. Until April 2, 2003, no person shall directly or indirectly offer to acquire or acquire the beneficial ownership of more than 10% of any class of an equity security of the Company. Beneficial ownership is determined pursuant to the definition in the Articles of Incorporation and includes shares beneficially owned by such person or his or her affiliates or associates (as defined in the Articles of Incorporation), shares which such person or his or her affiliates or associates have the right to acquire upon the exercise of conversion rights or options and shares as to which such person and his or her affiliates or associates have or share investment or voting power, but shall not include any other shares of voting stock which may be issuable either immediately or at some future date pursuant to any agreement, arrangement, or understanding or upon exercise of conversion rights, exchange rights, warrants, options, or otherwise.

         The presence in person or by proxy of at least a majority of the outstanding shares of Common Stock entitled to vote (after subtracting any shares held in excess of the Limit) is necessary to constitute a quorum at the Meeting. In the event there are not sufficient votes to constitute a quorum or to ratify any proposals at the time of the Meeting, the Meeting may be adjourned in order to permit the further solicitation of proxies.

         As to the election of directors, the proxy card being provided by the Board of Directors enables a stockholder to vote for the election of the nominees proposed by the Board of Directors, or to withhold authority to vote for the nominees being proposed. Directors are elected by a plurality of votes cast, without respect to either (i) Broker Non-votes (shares for which a broker indicates on the proxy that it does not have discretionary authority to vote on a matter) or (ii) proxies as to which authority to vote for the nominee being proposed is withheld.

         Concerning all matters that may properly come before the Meeting, including the ratification of auditors, by checking the appropriate box, a stockholder may; (i) vote "FOR" the item, or (ii) vote "AGAINST" the item, or
(iii) "ABSTAIN" with respect to the item. Unless otherwise required by law, all other matters shall be determined by a majority of votes cast affirmatively or negatively without regard to (a) Broker Non-votes, or (b) proxies marked "ABSTAIN" as to that matter.

Security Ownership of Certain Beneficial Owners

         Persons and groups owning in excess of 5% of the Common Stock are required to file certain reports regarding such ownership pursuant to the Securities Exchange Act of 1934, as amended ("1934 Act"). Based upon such reports and information provided by the Company's transfer agent, the following table sets forth, as of the Record Date, certain information as to those persons who were beneficial owners of more than 5% of the outstanding shares of Common Stock and as to the Common Stock beneficially owned by executive officers and directors of the Company as a group. Management knows of no persons, other than those set forth below, who owned more than 5% of the outstanding shares of Common Stock at the Record Date.


                                                                                         Percent of Shares
                                                           Amount and Nature of           of Common Stock
Name and Address of Beneficial Owner                       Beneficial Ownership             Outstanding
------------------------------------                       --------------------             -----------
Quitman Federal Savings Bank Employee Stock                    52,900(1)                         9.9%
Ownership Plan (the "ESOP")
602 East Screven Street
Quitman, Georgia 31643

Tontine Financial Partners, L.P.                               65,300(2)                        12.2%
31 West 52nd Street, 17th Floor
New York, New York 10019

All Directors and Executive Officers as a Group               104,468(3)                        18.3%
(7 persons)

---------------
(1) The ESOP purchased such shares for the exclusive benefit of plan employee participants with borrowed funds. These shares are being allocated among ESOP participants annually on the basis of compensation as the ESOP debt is repaid. Unallocated shares are held in a suspense account. The ESOP Trustees must vote all shares allocated to participant accounts under the ESOP as directed by participants. Unallocated shares and allocated shares for which no timely direction is received will be voted as directed by the ESOP Committee.
(2) Number of shares is based on a Schedule 13D filed with the SEC on April 16, 1998 on behalf of the named entity, Tontine Management, L.L.C. and Jeffrey
     L. Gendell.
(3) Includes shares of Common Stock held directly as well as by spouses or minor children, in trust and other indirect ownership, over which shares the individuals effectively exercise sole or shared voting or investment power, unless otherwise indicated. Excludes shares held by the ESOP that are not allocated to these individuals. Includes options to purchase 38,019 shares of Common Stock that may be exercised within 60 days of the Record Date to purchase shares of Common Stock under the 1999 Stock Option Plan. Excludes 16,927 shares of Common Stock previously awarded but presently subject to forfeiture held by the Restricted Stock Plan (the "RSP") over which certain directors, as members of the RSP Committee and as trustees to the RSP, exercise voting power. Also excludes 51,672 shares held by the ESOP (52,900 shares minus 1,228 shares allocated to executive officers) over which certain directors, as members of the ESOP Committee and as trustees to the ESOP, exercise shared voting power. Such individuals disclaim beneficial ownership with respect to the RSP and ESOP shares.

--------------------------------------------------------------------------------
             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
--------------------------------------------------------------------------------

         Section 16(a) of the 1934 Act requires the Company's officers and directors, and persons who own more than ten percent of the Common Stock, to file reports of ownership and changes in ownership of the Common Stock, on Forms 3, 4 and 5, with the Securities and Exchange Commission ("SEC") and to provide copies of those Forms 3, 4 and 5 to the Company. The Company is not aware of any beneficial owner, as defined under Section 16(a), of more than ten percent of its Common Stock.

         Based upon a review of the copies of the forms furnished to the Company, or written representations from certain reporting persons that no Forms 5 were required, the Company believes that all Section 16(a) filing requirements applicable to its officers and directors were complied with during the

1999 fiscal year, other than the late filing by Mr. Mitchell of a Form 4 to report three transactions in which he acquired shares of Common Stock.

--------------------------------------------------------------------------------
                       PROPOSAL I - ELECTION OF DIRECTORS
--------------------------------------------------------------------------------

         The Articles of Incorporation require that directors be divided into three classes, as nearly equal in number as possible, each class to serve for a three-year period, with approximately one-third of the directors elected each year. The Board of Directors currently consists of six members. As a result, two directors will be elected at the Meeting to serve for a three-year term, or until their successors have been elected and qualified.

         Claude R. Butler and Walter B. Holwell have both been nominated by the Board of Directors to serve as directors. Both nominees are currently members of the Board of Directors. It is intended that proxies solicited by the Board of Directors will, unless otherwise specified, be voted for the election of the named nominees. If either of the nominees is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason why either of the nominees might be unavailable to serve.

         The following table sets forth the existing directors and nominees, their names, ages, the years they first became a director of the Bank, the expiration date of their current terms as directors of the Bank, and the number and percentage of shares of the Common Stock beneficially owned. Both nominees are also directors of the Bank.


                                                                                 Current            Shares of
                                           Age at             Year First           Term            Common Stock           Percent
                                        September 30,         Elected or            to             Beneficially              of
Name                                        1999             Appointed(1)         Expire           Owned (2)(3)            Class
----                                       ------            ------------         ------           ------------            -----
BOARD NOMINEES FOR TERM TO EXPIRE IN 2003

Claude R. Butler                             61                  1980              2000               15,101(4)             2.8%
Walter B. Holwell                            43                  1988              2000               10,601(4)(5)          2.0%

DIRECTORS CONTINUING IN OFFICE

Daniel M. Mitchell, Jr.                      49                  1986              2001               22,201(4)(5)          4.1%
John W. Romine                               52                  1987              2001               12,201(4)             2.3%
Robert L. Cunningham, III                    43                  1985              2002               14,600(4)             2.7%
Melvin E. Plair                              62                  1997              2002               17,861(6)             3.3%

---------------
(1) Refers to the year the individual first became a director of the Bank. All directors of the Bank as of December 1997 became initial directors of the Company when it was incorporated in December 1997.
(2) Includes shares of Common Stock held directly as well as by spouses or minor children, in trust and other indirect ownership, over which shares the individuals effectively exercise sole or shared voting or investment power, unless otherwise indicated.
(footnotes continued on next page)

(footnotes continued from prior page)
(3)      Beneficial ownership as of the Record Date.
(4) Includes 3,967 shares of Common Stock which may be acquired pursuant to the exercise of options within
         60 days of the Record Date.
(5) Excludes 52,900 shares of Common Stock held by the ESOP for which such person serves as a member of the ESOP Committee and as a plan trustee and exercises shared voting power. Also excludes 16,927 shares of Common Stock previously awarded but presently subject to forfeiture held by the Restricted Stock Plan (the "RSP") for which such person serves as a member of the RSP Committee and as a plan trustee and exercises voting power. These individuals disclaim beneficial ownership with respect to the RSP and ESOP shares.
(6) Includes 11,571 shares of Common Stock which may be acquired pursuant to the exercise of options within 60 days of the Record Date.

         The principal occupation of, and other information about, each nominee, director and executive officer of the Company is set forth below as of September 30, 1999. All directors and executive officers have held their present positions for five years unless otherwise stated.

Nominees:

         Claude R. Butler is a pork producer in Brooks County. He was elected to the Board of Directors in 1980, and has served as Chairman since 1987. Mr. Butler is also a Brooks County Commissioner, and was Chairman of the Brooks County Commission in 1996.

         Walter B. Holwell is the sole proprietor of Holwell & Holwell, Inc., an insurance enterprise. Mr. Holwell has served on the board of directors since 1988. Active in the community, Mr. Holwell was President of the Brooks County Chamber of Commerce from 1992 to 1993. He was President of Brooks Co. Athletic Boosters. Mr. Holwell is Secretary of Brooks Co. Industrial Authority.

Continuing Directors and Executive Officers:

         Daniel M. Mitchell, Jr. is an attorney with a practice in Quitman. He has served as a director of the Bank since 1986. Mr. Mitchell is a Deacon of the First Baptist Church of Quitman and is Trustee of Westbrook School in Dixie, Georgia.

         John W. Romine is President and 100% stockholder of Romine Furniture Co., Inc., a retail furniture store. Mr. Romine has been a Director of the Bank since 1987.

         Robert L. Cunningham, III is the corporate secretary and treasurer of R.L. Cunningham & Sons, Inc., a peanut warehouse and peanut seed business. Mr. Cunningham has served as a director of the Bank since 1985, and as Vice Chairman since 1987.

         Melvin E. Plair is the President and Chief Executive Officer ("CEO") of the Bank. He has served in this capacity since 1993. Prior to that, Mr. Plair was a loan officer for the Bank. Mr. Plair became a director of the Bank and the Company in December 1997. Mr. Plair has been a director of both the Brooks County and the South Georgia Chambers of Commerce for the past four years, and has also been a director of the South Georgia Area Bankers Association for four years.

         Peggy L. Forgione, age 48, has been the Vice President since January 1993 and Controller of the Bank since January 1987. She has served the Bank since 1982, and also holds the position of Officer in Charge of Operations. Ms. Forgione was also a director of the Brooks County Chamber of Commerce until 1994.

Meetings and Committees of the Board of Directors

         The board of directors conducts its business through meetings of the board and through activities of its committees. During the year ended September 30, 1999, the board of directors held 17 regular meetings and one special meeting. Additionally, the full board, functioning as the Executive Committee meets weekly to review loan applications and to consider related business. No director attended fewer than 75% of the total meetings of the board of directors and committees on which such director served during this time period. In addition to other committees, as of September 30, 1999, the Board had a Nominating Committee, an Audit Committee and a Compensation and Benefits Committee.

         The Company's full Board of Directors acts as the Nominating Committee for selecting the management's nominees for election of directors in accordance with the Company's Bylaws. Nomination to the Board of Directors made by stockholders must be made in writing to the Secretary of the Company and received by the Company not less than 60 days prior to the anniversary date of the immediately preceding annual meeting of stockholders of the Company. Notice to the Company of such nominations must include certain information required pursuant to the Company's Bylaws. This non-standing committee met once during the 1999 fiscal year.

         The Company does not have a standing Audit Committee. The entire Board of Directors regularly reviews the financial statements of the Company. In addition, the Board of Directors of the Bank meets annually with the Company's independent accountants to review audit matters. The Board of Directors of the Bank met once during the 1999 fiscal year with the independent accountants for this purpose.

         The Compensation and Benefits Committee is comprised of non-employee directors. This standing committee establishes the Bank's salary budget, director and committee member fees, and employee benefits provided by the Bank for approval by the Board of Directors. The Committee met once during the 1999 fiscal year.

--------------------------------------------------------------------------------
                       DIRECTOR AND EXECUTIVE COMPENSATION
-------------------------------------------------------------------------------

Director Compensation

         Each director of the Bank is paid monthly. Total aggregate fees paid to the directors of the Bank for the year ended September 30, 1999 were $55,500. Each director is paid a monthly fee of $750 and the Chairman of the Board is paid a monthly fee of $875. No additional fees are paid for committee meetings. The Company does not pay fees to its directors.

         In April 1999, each non-employee director was awarded options covering 3,967 shares of Common Stock at an exercise price of $9.75 per share. Each such director was also awarded 1,587 shares of stock of which 20% vest on each of September 1, 1999, 2000, 2001, 2002 and 2003.

Executive Compensation

         Summary Compensation Table. The following table sets forth for the fiscal years ended September 30, 1999, 1998 and 1997, certain information as to the total remuneration received by Melvin E. Plair, the President and the Chief Executive Officer of the Company. No other executive officer of the Company during such periods received total cash compensation in excess of $100,000.


                                                 Annual Compensation                    Long Term Compensation
                                    -------------------------------------------       ---------------------------
                                                                                      Restricted       Securities
Name and                 Fiscal                                   Other Annual           Stock         Underlying      All Other
Principal Position        Year      Salary         Bonus        Compensation(1)        Award(2)         Options     Compensation(3)
-------------------       ----      ------         -----        ---------------        --------         -------     ------------
Melvin E. Plair,          1999        $66,000     $ 5,500            $9,000             $90,256          23,143         $7,495
President, CEO            1998        $58,500     $12,000            $9,000              $ --              --           $    -
  and Director            1997        $54,000     $ 8,000             $ --               $ --              --           $3,431

-------------------
(1)      Consists of Board fees.
(2) Represents the award of 9,257 shares of Common Stock under the RSP based upon the average of the bid and ask prices for the Common Stock as reported on the OTC Bulletin Board on April 13, 1999, the date of the award. This award vests at the rate of 20% on September 1, 1999, and 20% annually thereafter. Dividends paid on the restricted shares are distributed within 30 days of the dividend payment date. As of September 30, 1999, Mr. Plair held a total of 7,406 shares of restricted stock worth a total of $77,763 (based on the average of the bid and ask prices on September 30, 1999 of $10.50 per share).
(3) For 1999, consists of a 713.8212 share award by the ESOP valued at $10.50 per share as of the end of the fiscal year. For 1997, consists of a 401(k) plan contribution to Mr. Plair's account of $3,431 during the fiscal year ended September 30, 1997.

         Stock Awards. The following tables set forth information concerning options granted to Mr. Plair during the fiscal year ended September 30, 1999.

                        Option Grants in Last Fiscal Year
--------------------------------------------------------------------------------------------------------------
                                                                   Individual Grants
--------------------------------------------------------------------------------------------------------------
                                                         Percent of Total
                                                         Options Granted
                                     Number of             to Employees          Exercise Price   Expiration
Name                              Options Granted         in Fiscal Year            ($/Share)        Date
----                              ---------------         --------------            ---------        ----
Melvin E. Plair                       23,143                   50%                    $9.75        04/12/09

    Aggregated Option Exercises in Last Fiscal Year and FY-End Option Values
    ------------------------------------------------------------------------

                                                                                                    Value of
                                                                 Number of Options            In-the-Money Options
                       Shares Acquired         Value          at Fiscal Year-End (#)         at Fiscal Year-End ($)
Name                    on Exercise(#)      Realized ($)     Exercisable/Unexercisable   Exercisable/Unexercisable(1)
----                    --------------      ------------     -------------------------   ----------------------------
Melvin E. Plair               --               $ --               11,571 / 11,572               $8,678 / $8,679

-----------------
(1) Based upon the difference between the option exercise price and the average of the bid and ask prices of the Common Stock of $0.75 per share as of September 30, 1999, as reported on the OTC Bulletin Board.

Benefits

         Long Term Incentive Plans. The Company does not presently sponsor any long-term incentive plans nor did it make any awards or payouts under such plans during the fiscal year ended September 30, 1999.

--------------------------------------------------------------------------------
                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
--------------------------------------------------------------------------------

         The Bank, like many financial institutions, has followed a policy of granting various types of loans to officers, directors and employees. The loans were made in the ordinary course of business and on substantially the same terms, including interest rates and collateral, as those prevailing at the time for the Bank's other customers, and do not involve more than the normal risk of collectibility, nor present other unfavorable features, except that the Bank charges an interest rate that is two percent above its cost of funds and the Bank may waive loan fees. That interest rate and the waiver of loan fees are not available to the Bank's other borrowers. All loans by the Bank to its directors and executive officers are subject to regulations of the Office of Thrift Supervision ("OTS") restricting loans and other transactions with affiliated persons of the Bank. In addition, loans to an affiliate must be approved in advance by a disinterested majority of the Board of Directors or be within other guidelines established as a result of OTS regulations. Set forth below is information about these loans to the Bank's executive officers and directors and members of their immediate family where the aggregate balance of loans or lines of credit exceeded $60,000 at any time during the fiscal years ended September 30, 1999 or 1998.


                                                                                            Highest Balance
                                                            Date           Original           During 1999          Interest
Name of Officer or Director           Loan Type          Originated       Loan Amount         Fiscal Year          Rate Paid
---------------------------           ---------          ----------       -----------         -----------          ---------
Melvin E. Plair (President)           real estate          3/17/99         $104,864            $104,864              7.12%
                                      real estate         12/31/98           11,138              11,138              7.39
                                      real estate          9/23/99            3,000               3,000              7.30
                                      automobile          10/26/99           13,507              13,507              7.48

Claude R. Butler (Chairman)           real estate          10/9/98           10,100              10,100              9.00
                                      real estate         12/14/98           10,100              10,100              9.00
                                      real estate           3/5/99           59,787              59,787              7.12
                                      real estate          6/12/99           21,210              21,210              9.00

W. B. Holwell (Director)              real estate          5/14/93           13,550               9,642              7.74
                                      real estate          1/19/99          215,713             215,713              7.68
                                      real estate          9/29/99            6,000               6,000              7.30

Daniel Mitchell (Director)            real estate          3/22/99          110,000             110,000              7.12
                                      real estate          9/22/97           10,000               7,744              8.75


         During the year, the Bank purchased $78,000 of furniture from the furniture store owned by Director Romine. The Bank purchased this furniture in connection with the opening of its new office and believes that the terms and conditions of the purchase were at least a favorable as would have been obtained from an unaffiliated third party.

--------------------------------------------------------------------------------
             PROPOSAL II -- RATIFICATION OF APPOINTMENT OF AUDITORS
--------------------------------------------------------------------------------

         Stewart, Fowler & Stalvey, P.C. was the Company's independent public accountant for the 1999 fiscal year. The Board of Directors intends to renew the Company's arrangement with Stewart, Fowler & Stalvey, P.C. for the 2000 fiscal year, subject to ratification by the Company's stockholders. A representative of Stewart, Fowler & Stalvey, P.C. is expected to be present at the Meeting, will have the opportunity to make a statement if he or she so desires and is expected to be available to respond to appropriate questions.

         Ratification   of  the   appointment  of  the  auditors   requires  the
affirmative vote of a majority of the votes cast by the stockholders of the Company at the Meeting. The Board of Directors recommends that stockholders vote "FOR" the ratification of the appointment of Stewart, Fowler & Stalvey, P.C. as the Company's auditors for the 2000 fiscal year.

--------------------------------------------------------------------------------
                                  MISCELLANEOUS
--------------------------------------------------------------------------------

         The Board of Directors is not aware of any business to come before the Meeting other than those matters described above in this proxy statement. However, if any other matters should properly come before the Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the judgment of the person or persons voting such proxies.

         The Company's 1999 Annual Report to Stockholders has been mailed to all stockholders of record as of the close of business on the Record Date. Any stockholder who has not received a copy of the annual report may obtain a copy by writing to the Secretary of the Company.

--------------------------------------------------------------------------------
                              STOCKHOLDER PROPOSALS
--------------------------------------------------------------------------------

         In order to be considered for inclusion in the Company's proxy materials for the annual meeting of stockholders for the fiscal year ending September 30, 2000, all stockholder proposals must be received at the Company's executive office at 602 East Screven Street, Quitman, Georgia 31643 no later than August 12, 2000. In addition, stockholder proposals must meet other applicable criteria as set forth in the Company's bylaws in order to be considered for inclusion in the Company's proxy materials.

         Under the Company's bylaws, stockholder proposals that are not included in the Company's proxy statement for the fiscal year ending September 30, 2000, will only be considered at the annual meeting to be held in 2001 if the stockholder submits notice of the proposal to the Company at the above address by November 19, 2000. In addition, stockholder proposals must meet other applicable criteria as set forth in the Company's bylaws in order to be considered at the 2001 annual meeting.

--------------------------------------------------------------------------------
                                   FORM 10-KSB
--------------------------------------------------------------------------------

         A copy of the Company's annual report on Form 10-KSB for the fiscal year ended September 30, 1999 will be furnished without charge to stockholders as of the record date upon written request to the Secretary, Quitman Bancorp, Inc., 602 East Screven Street, Quitman, Georgia 31643.


                                              BY ORDER OF THE BOARD OF DIRECTORS


Quitman, Georgia
December 10, 1999

--------------------------------------------------------------------------------
                              QUITMAN BANCORP, INC.
--------------------------------------------------------------------------------
                         ANNUAL MEETING OF STOCKHOLDERS
                                JANUARY 18, 2000
--------------------------------------------------------------------------------

         The undersigned hereby appoints the Board of Directors of Quitman Bancorp, Inc. (the "Company"), or its designee, with full powers of substitution, to act as attorneys and proxies for the undersigned, to vote all shares of Common Stock of the Company which the undersigned is entitled to vote at the 2000 annual meeting of stockholders (the "Meeting"), to be held at 602 East Screven Street, Quitman, Georgia on Tuesday, January 18, 2000, at 4:30 p.m., local time and at any and all adjournments thereof, in the following manner:

                                                     FOR     WITHHELD
                                                     ---     --------

1.   The election as director of the nominees
     listed below with terms to expire in 2003       |_|       |_|
     (except as marked to the contrary below):

     Claude R. Butler
     Walter B. Holwell

INSTRUCTIONS: To withhold your vote for either nominee, write the nominee's name on the line below.

     ------------------------------------------------

                                                     FOR     AGAINST    ABSTAIN
                                                     ---     -------    -------

2.   The ratification of Stewart, Fowler &
     Stalvey,  P.C. as the Company's independent
     auditors for the fiscal year ending
     September 30, 2000.                             |_|       |_|         |_|


In their discretion, such attorneys and proxies are authorized to vote upon such other business as may properly come before the Meeting or any adjournments thereof.

         The Board of Directors recommends a vote "FOR" both of the above listed propositions.

--------------------------------------------------------------------------------
THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR BOTH OF THE PROPOSITIONS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.
--------------------------------------------------------------------------------

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

         Should the undersigned be present and elect to vote at the Meeting, or at any adjournments thereof, and after notification to the Secretary of the Company at the Meeting of the stockholder's decision to terminate this proxy, the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. The undersigned may also revoke this proxy by filing a subsequently dated proxy or by written notification to the Secretary of the Company of his or her decision to terminate this proxy.

         The undersigned acknowledges receipt from the Company prior to the execution of this proxy of an annual report, a Notice of Annual Meeting of Stockholders and a proxy statement dated December 10, 1999.


                                                     Please check here if you
Dated:                                           |_| plan to attend the Meeting.
       ------------------


--------------------------------                     ---------------------------
PRINT NAME OF STOCKHOLDER                            PRINT NAME OF STOCKHOLDER


--------------------------------                     ---------------------------
SIGNATURE OF STOCKHOLDER                             SIGNATURE OF STOCKHOLDER


Please sign exactly as your name appears on this proxy. When signing as attorney, executor, administrator, trustee, or guardian, please give your full title. If shares are held jointly, each holder should sign.



--------------------------------------------------------------------------------
PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.
--------------------------------------------------------------------------------